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                                EXHIBIT 10(xvi)

               DEBT AND SECURITY INTEREST SUBORDINATION AGREEMENT

                                 See attached.

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[LOGO]

               DEBT AND SECURITY INTEREST SUBORDINATION AGREEMENT

     This Debt and Security Interest Subordination Agreement ("AGREEMENT") is made and entered into by and between the undersigned UNIVERSAL DISTRIBUTION LLC (the "CREDITOR"), and RAINBO COMPANY LLC (the "DEBTOR") in favor of FIRSTAR BANK, N.A. (the "BANK") as of the date set forth on the last page of this Agreement.

     To induce the Bank to extend credit and other financial accommodations to Debtor now and hereafter, the Bank has required the undersigned Creditor to irrevocably and unconditionally subordinate to the Bank all indebtedness of the Debtor to the Creditor and the Creditor's rights in collateral, in accordance with the terms of this Agreement.

     1. DEFINITIONS. As used herein, (a) the term "SENIOR DEBT" shall include all of the Debtor's debts and obligations to the Bank now existing or hereafter created or incurred, and all extensions, renewals and refinancing thereof, however arising, (including, without limitation, all interest and costs of collection and all costs and expenses pertaining to the Collateral) regardless of whether such debts and obligations are absolute or contingent, liquidated or unliquidated, due or not yet due, whether acquired by assignment or otherwise, and whether the Debtor is liable individually or jointly with others; (b) the term "SUBORDINATED DEBT" shall include all debts and obligations of the Debtor to the Creditor now existing or hereafter created or incurred, and all extensions, renewals and refinancing thereof, however arising, (including, without limitation, all interest and costs of collection, and all other charges or expenses owed to the Creditor, however and whenever arising) regardless of whether such debts and obligations are absolute or contingent, liquidated or unliquidated due or not due, whether acquired by assignment or otherwise, and whether the Debtor is liable individually or jointly with others; and (c) the term "COLLATERAL" shall mean all real property and personal property now owned or hereafter acquired by the Debtor which is subject to any security interest, pledge or mortgage in favor of the Bank to secure Senior Debt.

     2. SUBORDINATION BY CREDITOR. Creditor hereby unconditionally and irrevocably subordinates to the Bank (i) payment by the Debtor of all or any part of the Subordinated Debt to the payment of all Senior Debt; and (ii) all security interests, liens, interests and rights (whether consensual or by operation of law) in or against the Collateral now or hereafter securing the Subordinated Debt. The Creditor agrees that the Bank's security interest, lien and rights to the Collateral are superior to those of the Creditor notwithstanding the date, manner or order of perfection of the security interest, lien or claim of the Bank or the Creditor, the Bank's failure to perfect its security interest, or any provisions of any other agreements between the Creditor and the Bank regarding the Debtor or Collateral to the contrary. Except as provided in Section 3 of this Agreement or until all Senior Debt has been paid in full and the Bank has no further obligation to make loans to the Debtor, the Creditor hereby agrees not to: (a) demand payment of, sue for, or receive all or any part of the Subordinated Debt; (b) request, obtain or alter any subordinate security interest, lien, right or interest in the Collateral to secure the Subordinated Debt after the date of this Agreement; (c) amend any terms of the agreements representing the Subordinated Debt; (d) set off any amount of the Subordinated Debt against any obligations owed by the Creditor to the Debtor; (e) take any action against the Collateral securing payment of the Subordinated Debt; (f) assert against the Bank any claim pursuant to the doctrine of marshalling assets or under the United States Bankruptcy Code with respect to any of the Collateral or the Senior Debt; (g) receive any amounts from the Debtor respecting any ownership of the Debtor (including, without limitation, dividends); or (h) commence or participate in the commencement of any bankruptcy, insolvency or reorganization proceedings against the Debtor, or vote in such proceedings against the Debtor, or vote in such proceedings in a manner inconsistent with the provisions hereof.

     3. CREDITOR'S RIGHT TO PAYMENT; PERMITTED LIENS. Notwithstanding the provisions of section 2 of this Agreement and so long as the Debtor is not in default under any instrument or agreement evidencing the Senior Debt or the Bank's interest in Collateral, the Creditor may receive, and the Debtor may pay (if blank, no payments are permitted): ACCRUED INTEREST PER TERMS OF NOTE, AS LONG AS DEBTOR IS NOT IN DEFAULT OF FIRSTAR OBLIGATIONS (but the Creditor shall not receive any balloon payments and/or prepayments, nor any payments as a result of any acceleration, demand or subsequent change in the terms of the agreements representing the Subordinated Debt). If the Creditor is in the employment of the Debtor, the Creditor may receive the Creditor's salary, (but the Creditor shall not receive, nor shall the Debtor pay, any bonuses, dividends or other remuneration to the Creditor except upon the written consent of the Bank). So long as any part of the Senior Debt shall remain outstanding, the Creditor shall not hold any security interest in, pledge of or mortgage upon any of the Debtor's real or personal property, now owned or hereafter acquired, except a lien subordinate to the Bank on the following (if blank, no liens are permitted): none.

     4. REPRESENTATIONS AND WARRANTIES. The Debtor and the Creditor represent and warrant that (a) the total present indebtedness of the Debtor to the Creditor is as set forth on the signature page of this Agreement; (b) no part of the Subordinated Debt is evidenced by any instrument, security or other writing which has not previously been or is not concurrently being deposited with the Bank if requested; (c) the Creditor is the lawful owner of the Subordinated Debt and (d) no part thereof has been assigned to, or subordinated or subjected to any other security interest in favor of, anyone other than the Bank. Until all Senior Debt has been paid in full, the Debtor will not issue any instrument, security or other writing evidencing any part of the Subordinated Debt except with the prior written approval of the Bank or at the request of and in the manner requested by the Bank; and the Creditor shall not assign or subordinate any part of the Subordinated Debt except to or in favor of the Bank.

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    5.   MODIFICATION OF SENIOR DEBT.  The Bank may, at any time and in its sole discretion, renew, modify, waive or extend the time or manner of payment of any part of the Senior Debt, substitute, release or permit alterations to the Collateral securing same; proceed against any or all of the Collateral in whatever order the Bank shall determine; modify, supplement or waive the provisions of the loan documents in any manner, and apply payments and/or proceeds from Collateral in any order; in each case without notice to or the consent of the Creditor, and without impairing or affecting any of the Bank's rights under this Agreement or the Creditor's obligations to the Bank hereunder.

    6. NOTIFICATION OF SUBORDINATION. The Creditor will place the following legend upon any notes or other instruments evidencing Subordinated
Debt:

         "The indebtedness evidenced by this instrument and the rights of the holder hereof are subordinated to the rights of FIRSTAR BANK, N.A. under the terms of a Debt and Security Interest Subordination Agreement dated SEPTEMBER 26, 2000."

    7. NO WARRANTY; CREDITOR'S INDEPENDENT INVESTIGATION. The Creditor acknowledges that the Creditor has and will continue to independently review the Debtor's financial condition, creditworthiness and business operations.
The Creditor acknowledges that the Bank has made NO PROMISE, REPRESENTATION
OR WARRANTY (EXPRESS OR IMPLIED) as to any matter regarding the Debtor and/or the Collateral. The Creditor represents that the Creditor has and will continue to independently ascertain the reliability of any information obtained from the Bank, and expressly waives any and all claims against the Bank regarding any of the foregoing.

    8. DEFAULT. If any representation or warranty in this Agreement or in any instrument evidencing Senior Debt shall prove untrue or misleading in any material respect (as determined by the Bank in the exercise of its judgment) as of the time when given or in the event of a breach by the Debtor or the Creditor in the performance of any of the terms of this Agreement or upon the occurrence of an event of default under any instrument or agreement evidencing Senior Debt, the Bank may, at its option, declare all Senior Debt to be forthwith due and payable, without presentment, demand, protest, or notice of any kind. At any time the Creditor fails to comply with any provision applicable to the Creditor, the Bank may demand specific performance of this Agreement, whether or not the Debtor has complied with this Agreement, or exercise any other remedy available at law or equity. If any payment on account of, or any collateral for, any part of the Subordinated Debt is received by the Creditor other than as permitted by this Agreement, then such payment or collateral shall be delivered forthwith to the Bank for application to the Senior Debt in the form received, except for the addition of any endorsement or assignment necessary to effect transfer of all rights therein to the Bank. The Bank is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held in trust for the Bank and shall not be commingled with other funds or property of the Creditor.

    9. EXPENSES. The Debtor and the Creditor agree to pay the Bank on demand, all expenses of every kind, including fees for the Bank's inside counsel and outside counsel, which the Bank may incur in enforcing or protecting any of its rights under this Agreement.

    10. ENTIRE AGREEMENT; WAIVER; SUCCESSORS AND ASSIGNS. This Agreement contains the entire agreement of the Creditor with the Bank regarding subordination. Any failure by the Bank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same, and such rights shall be cumulative and not exclusive. Knowledge by the Bank of any breach or other nonobservance by the Debtor or the Creditor of the terms of this Agreement will not constitute a waiver thereof or of any obligations to be performed by the Debtor or the Creditor hereunder. This Agreement will be binding upon the Debtor, the Creditor and the Bank, and their respective successors and assigns.

    11. APPLICABLE LAW AND JURISDICTION; INTERPRETATION AND MODIFICATION. This Agreement will be governed by and interpreted in accordance with the laws of the State of Iowa. Invalidity of any provision of this Agreement will not affect the validity of any other provision. The provisions will not be altered, amended or waived without the express written consent of the Bank. THE DEBTOR AND THE CREDITOR HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK'S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE COLLATERAL OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's rights to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Debtor or the Creditor in the competent courts of any other jurisdiction or jurisdictions. This Agreement and any amendments hereto (regardless of when executed) will be deemed effective and accepted only at the Bank's offices, and only upon the Bank's receipt of the executed originals thereof.

    12. WAIVER OF JURY TRIAL. THE BANK, DEBTOR AND CREDITOR HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE OBLIGATIONS HEREUNDER OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED HERETO. THE BANK, DEBTOR AND CREDITOR EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

    13. ATTACHMENTS. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Agreement, are hereby expressly incorporated by reference.

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Dated as of SEPTEMBER 26, 2000
            --------------------

                                     UNIVERSAL DISTRIBUTION LLC
                                     -------------------------------------------
                                     Creditor Name (Organization)
Debtor owes
$                                    a Nebraska Corporation
-------------------------------        -----------------------------------------
                                     By /s/ Donald D. Heupel
                                       -----------------------------------------
                                     Name and Title  Donald D. Heupel, President
                                                    ----------------------------
                                     By
                                        ----------------------------------------
                                     Name and Title
                                                    ----------------------------
Debtor owes
$                                                                           SEAL
 ------------------------------      ---------------------------------------
                                     (Individual Creditor)

                                                    N/A
                                     -------------------------------------------
                                     Creditor Name

                                                                            SEAL
                                     ---------------------------------------
                                     (Individual Creditor)

                                                    N/A
                                     -------------------------------------------
                                     Creditor Name


                  NOTE: FOREGOING SIGNATURE MUST BE NOTARIZED

STATE OF Iowa     )
                  )      ss.
COUNTY OF Kossuth )

This instrument was acknowledged before me on  9/26/00 , by  Donald D. Heupel
                                             ----------   ----------------------
                                               (Date)     (Name(s) of Person(s))
                                            , as    President
--------------------------------------------    --------------------------------
                                               (Type of authority, if any, e.g.,

--------------------------------------------------------------------------------
officer, trustee; if an individual, state "an individual")
of     UNIVERSAL DISTRIBUTION LLC
  ------------------------------------------------------------------------------
(Name of entity on whose behalf the document was executed;

--------------------------------------------------------------------------------
use N/A if individual)

                                     -------------------------------------------
(Notarial Seal)                      Printed Name:  Patrick C. Warner
                                                  ------------------------------
               APPLIED FOR           Notary Public, State of:  IOWA
                                                              ------------------
                                     My commission expires:
                                                           ---------------------

THE UNDERSIGNED DEBTOR HEREBY APPROVES AND AGREES TO BE BOUND BY THE TERMS OF THIS AGREEMENT.

(Individual Debtor)                  RAINBO COMPANY LLC
                                     -------------------------------------------
                                     Debtor Name (Organization)

                           (SEAL)    a NEBRASKA limited liability company
---------------------------            ---------------------------------------

Debtor Name       N/A                By /s/ Donald D. Heupel, Pres. of MGR.
            ---------------------      ---------------------------------------
                                     Name and Title
                                                    --------------------------
                           (SEAL)    BY
---------------------------            ---------------------------------------

Debtor Name       N/A                Name and Title
           ---------------------                    --------------------------


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